EXHIBIT 10.2
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                             CITYFED FINANCIAL CORP.

                                      PROXY

                                 AUGUST 15, 2005


The undersigned hereby appoints Stephen L. Ranzini proxy, with full power of substitution, to vote all shares of stock (the "Shares") of CityFed Financial Corp. (the "Company") which the undersigned is entitled to vote at any annual or special meeting of stockholders of the Company or pursuant to any consent by stockholders in lieu of an annual or special meeting, in each case until the expiration of this proxy, subject to the following conditions:

     1. This proxy is granted solely with respect to matters required to be taken to effect a reorganization of the Company.

     2. On each matter for which the Shares are voted pursuant to this proxy, Mr. Ranzini shall vote the shares consistent with the vote cast by the majority of remaining outstanding shares of voting stock of the Company on such matter.

This proxy shall expire and be of no further force and effect on September 30, 2006.



                                         Signature: /s/ Peter R. Kellogg
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                                                    Peter R. Kellogg

                                         Date: August 24, 2005